 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q1 2017)(financials as of Q4 2016)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2015 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, June 30, and September 30, 2016, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

 *  Who and Where We Are  Founded in 1870$9.8 billion in assetsStrong community banking rootsHeadquartered in Wheeling, WVTop share across legacy and diverse, major metropolitan marketsBalanced market distributionStrong demographic trends across footprintDiversified and well-balancedMultiple revenue generation engines100-year old trust businessProprietary mutual fund familyStrong credit quality and regulatory compliance  Top Share in Diverse Markets  Broad and Balanced Market Distribution  Note: asset, location, loan, & deposit data as of 12/31/2016; market share based on 2016 MSA deposit rankings (source: S&P Global) (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance)  #18  #10  #15  #2  #8  #10  #3

 *  Key Differentiators  Emerging financial services company with a community bank at its coreDiversified revenue growth engines with a critical focus on credit qualityWell-balanced loan and deposit distribution across broad footprintRobust legacy market share combined with diverse metropolitan marketsTop ten market share in the Columbus, Louisville, and Pittsburgh MSAsStrong legacy of credit and risk managementSolid, and growing, non-interest income generation$3.7B of assets under management, including $0.9B in our WesMark FundsOperating non-interest income increased 7% year-over-year during 2016Focus on customer service to ensure a relationship that meets all customer needs efficiently and effectivelyStrong expense management culture with a year-to-date efficiency ratio of 56.7%, despite having sizable fee-based businesses  Note: market share based on 2016 MSA deposit rankings (source: S&P Global); financial data as of quarter ending 12/31/2016; please see the reconciliations to GAAP results in the appendix

 *  Investment Rationale  Well-balanced financial services company with a diversified earnings streamStrong legacy of credit and risk managementDisciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder valueWell-defined growth and $10B asset threshold strategies for long-term success of key stakeholders Favorable asset quality and operating metrics when compared to peersFocus on shareholder value through earnings and dividend growthStock trades at a 2-3x multiple discount – despite above peer-average financial performance  Well-positioned for continued, high-quality growth withstrong upside market appreciation potential

 Growth Strategy

 *  Long-Term Growth Strategies  Diversified loan portfolio with a focus on Commercial and Industrial (C&I)Increased productivity from and enhancements to the commercial lending teamLong history of strong wealth management capabilitiesProprietary mutual funds, and a century of trust experienceEstablished wealth management, insurance, and private banking services are keys to fee income strategyTraditional retail banking services strategiesFocus on customer service and convenienceCustomer needs-based product delivery through our various channelsStrong culture of expense management Focus on delivering positive operating leverage while making necessary growth-oriented investmentsEmphasis on technology implementation to streamline and improve processesFranchise expansion in contiguous marketsTargeted acquisitions within a reasonable geographic hub of our headquarters

 *  Diversified Loan Portfolio  Focus on expanding Commercial and Industrial (C&I) businessDedicated C&I and Business Banking teams in all major metropolitan markets while retaining our traditional CRE/LCD expertiseFull suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilitiesAverage loans to average deposits ratio of 87.6% provides significant opportunity for growthMinimal lending exposure to the oil, gas, and coal industries<1% direct + <1% indirect exposure  $6.2 Billion Loan Portfolio  Note: loan and deposit data as of 12/31/16; oil, gas, and coal exposures as percent of total loan portfolio; CAGR based on 12/31/11; organic CAGR excludes loans acquired from Your Community Bankshares (9/9/16), ESB Financial (2/10/15), and Fidelity Bancorp (11/30/12)  Five-Year CAGR  Loan CategoryC&IHELOCResidential R/EComm’l R/E (Total)Consumer  Total21%15%17%11%9%  Organic10%10%6%4%(3%)

 Private Banking$365MM in private banking loans and deposits1,300+ relationships Growth opportunities from shale-related private wealth managementExpansion in Kentucky and Indiana  *  Strong Wealth Management Capabilities  Note: assets and clients as of 12/31/16; chart financials as of 12/31  Private Banking Loans and Deposits(as of 12/31) ($MM)  Trust & Investments$3.7B of trust and mutual fund assets under management5,000+ relationshipsGrowth opportunities from shale-related private wealth managementExpansion in Kentucky and IndianaWesMark funds  Securities BrokerageSecurities investment salesLicensed banker programRegional player/coach programExpand external business development opportunitiesExpansion in Kentucky and Indiana  CAGR54%  InsurancePersonal, commercial, title, healthExpand title business in all marketsApplied rating system utilizationTSA services for small business healthcare plans  Trust Assets(Market Value as of 12/31) ($B)  CAGR4%

 *  Retail Banking Strategies  Efficient financial center network with effective staff management and technology utilization supported by centralized, low-cost back office functionsTransitioning financial center personnel from transaction-based to needs-based sales activityFull integration of CRM system to track relationships and referralsCenters in key markets have bankers licensed to offer investment productsMajority of center managers have completed or are enrolled in our Business Banking Academy program Growth in demand deposits, business banking loans, and e-banking feesContinuous reviews for financial center optimizationTechnology deployments and an omni-channel distribution modelSince 2012, closed ten offices, downsized five, and opened three new offices in more attractive markets  Note: location data as of 12/31/2016

 *  Strong Culture of Expense Management  Fundamental focus on expense management to deliver positive operating leverage and increase shareholder value“Rule-of-thumb” target is $2 of return on each $1 of investmentScalable technology infrastructure supports both organic and acquisition-related growth without significant additional investmentRegular review of all operational and information technology contracts and services to ensure quality while controlling costsIntroduced software and cost control tools to enhance overall combined purchasing efforts and to better manage travel expensesUtilize technology to reduce travel cost and enhance communicationCommunication infrastructure modernizationUpgrade of phone systems and increased utilization of video conferencingElimination of all personal computers with installation of “thin-client” technology

 *  Franchise Expansion  Targeted acquisitions in existing markets and new higher-growth metro areasCritical, long-term focus on shareholder returnAdequate capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank oriented value-based approach to our marketsHistory of successful acquisitions that have improved earnings  Contiguous Markets Radius  Recent Acquisitions  YCB: announced May-16; closed Sep-16ESB: announced Oct-14; closed Feb-15Fidelity: announced Jul-12; closed Nov-12AmTrust (5 branches): announced Jan-09; closed Mar-09Oak Hill: announced Jul-07; closed Nov-07

 Methodically phasing in the costs of processes, personnel, and enhancing our strong compliance management systemLiquidity, loan, and capital stress testing in preparation for DFAST reportingCurrently anticipate no large, single-period investment requirementCurrent environment does not change plans or infrastructure buildContinuing to monitor and assess the timing and impact of crossing either organically or via disciplined, franchise-enhancing acquisitionBalance sheet remix strategy provides time to complete infrastructure build while maintaining loan growthAnticipate crossing the threshold in late-2017 or 2018Potential acquisition must enhance shareholder value and be accretive to help cover potential income impacts from interchange income caps and additional FDIC expensesPreference would be an in-market transaction that would grow market position while allowing meaningful cost savings  $10 Billion Asset Threshold Plan  *

 *  Above Peer Group Performance  Disciplined execution upon growth strategies providing above peer group performance across key operating metrics  Note: financial data as of 12/31; current year data as of 12/31/2016; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 2/6/17) and represent simple averages for ROTCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets  Efficiency Ratio  Return on Average Assets  Return on Tangible Common Equity  Non-Performing Assets to Total Assets

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide flexibility while continuing to enhance shareholder valueQ4 2016 dividend payout ratio 40.7%, compared to 36.8% for bank groupQ4 2016 dividend yield 2.3%, compared to 1.6% for bank group  *  Note: dividend through November 2016 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring & merger-related costs; WSBC dividend yield based upon 2/3/17 closing stock price of $41.67; bank group ($5B to $10B total assets) dividend data as of 4Q2016 (source as of 2/6/17: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)  +71%  +42%

 Financial Overview

 *  Financial and Operational Highlights – Q4 2016  Net income up 12.7% and EPS of $0.59 (excluding merger-related costs)Return on tangible common equity of 13.9% (excluding merger-related costs)Converted and integrated YCB into WSBC during November 4th weekendSome of the expected cost savings began to occur post-conversionRemain focused on long-term expense management and positive operating leverageSteady and meaningful progress on balance sheet remix strategyTotal portfolio loans represent 64% of total assets, versus 60% last yearTotal demand deposits represent 47% of total deposits, versus 40% last year3.4% organic loan growth over past 12 months, reflects $2B in loan originations and construction pay-offs as projects moved to the permanent marketplace~60% of total loan portfolio is either variable or adjustable rate, with approximately two-thirds of combined CRE and C&I loans in this groupLoan pipelines remain robust, and anticipate mid-single digit overall loan growth during 2017, tempered by quarterly construction loan portfolio fluctuations  Note: financial data as of quarter ending 12/31/2016, which reflects impact of the YCB and ESB mergers, and compared to the quarter ending 12/31/2015; please see the reconciliations to GAAP results in the appendix

 Financial Performance Summary (Non-GAAP)  *  excludes merger-related expensesall figures are three month ending figures; do not disclose year-to-date figuresNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 9, 2016; ESB Financial merger closed February 10, 2015

 Net Interest Margin   During 2016, net interest margin (NIM) was impacted by:Increased funding costs associated with a higher proportion of Federal Home Loan Bank medium-term borrowings and lower earning asset yieldsAverage loan rates declined due to the low interest rate environment, lower spreads on existing loan repricing, and competitive new loan pricingNIM has shown stability and improvement over last few quarters from combination of balance sheet remix strategy and the YCB acquisitionPositioned for asset sensitivity in a rising interest rate environmentContinued loan growth and balance sheet remix strategy will, over time, improve asset yields as average loan rates are higher than securities ratesPurchase accounting benefit from YCB acquisition  *  Net Interest Margin (FTE)

 Interest Rate Sensitivity  Positioned for asset sensitivity in rising rate shock and ramp environments  *  Immediate Change in Interest Rates  Change in Net Interest Incomefrom Base over One Year  Change in Net Interest Incomefrom Base over One Year  Immediate Change in Interest Rates  December 31, 2015  December 31, 2016  +1% Rate Shock  +3.6%  +3.1%  +2% Rate Shock  +5.5%  +4.6%  +3% Rate Shock  +6.2%  +4.7%  +2% Rate Ramp  +3.0%  +3.2%  (1%) Rate Shock  (2.7%)  (2.3%)        EVE +2% Rate Shock  +1.9%  +6.7%  EVE (1%) Rate Shock  (8.8%)  (9.8%)  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

 Securities Portfolio  Securities portfolio represents ~24% of total assets (compared to ~29% last year)Scheduled maturities and select sales of short-term, lower-yielding securities to help manage risk and portfolio efficiency while funding loan growth during Q4 2016Portfolio characteristics:No credit-related issuesFew callable agency and no high-premium mortgage-backed securitiesAverage tax-equivalent yield 2.93%Weighted average life ~4.6 years45% unpledgedPortfolio reduction is a component of balance sheet remix strategyProvides flexibility to support loan growth over the next couple of yearsHelp maintain balance sheet size under $10 billion of assets in the near-term  *  Composition as of 12/31/2016  Total Securities = $2.3B  Note: financial data as of 12/31/2016

 Diversified Revenue Generation: Non-Interest Income  Operating non-interest income contributed 24% of net revenue during 2016Q4 2016 operating non-interest income reflects:Commercial customer loan swap fee income as customers remain receptive to the back-to-back fixed rate swap product in the current interest rate environmentGrowth in electronic banking and deposit fees from a larger customer deposit base from the addition of the new Indiana and Kentucky marketsBrokerage revenue negatively impacted by market factors and an emphasis on deposit retention  *  Note: operating non-interest income (excludes gain/loss on securities and on sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix  Operating Non-Interest Income ($MM)

 Strong legacy of credit and risk management based upon conservative underwriting standardsFive consecutive “outstanding” CRA ratingsLiquidity, loan, and capital stress testing in preparation for post-$10 billion asset threshold DFAST reportingEnhancing our strong compliance management systemStrong risk-based capital ratios well above regulatory requirements  Risk Management and Regulatory Compliance  *  Basel III Tier 1 Risk-Based Capital Ratio  Basel III Common Equity Tier 1 Capital Ratio  Note: Your Community Bankshares merger closed September 9, 2016

 Appendix

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Executive  Position  Years in Banking  Years atWSBC  James Gardill  Chairman of the Board  44*  44  Todd Clossin  President & Chief Executive Officer  32  3  Robert Young  EVP – Chief Financial Officer  30  15  Lynn Asensio  EVP – Retail Administration  38  11  Ivan Burdine  EVP – Chief Credit Officer  36  3  Jonathan Dargusch  EVP – Wealth Management  35  6  Gregory Dugan  EVP – Senior Operations Officer  39  37  Steve Lawrence  EVP – Chief Internal Auditor  36  22  Michael Perkins  EVP – Chief Risk & Admin Officer  21  21  Anthony Pietranton  EVP – Human Resources  28**  3  Brent Richmond  EVP – Treasury & Strategic Planning  31  14  Jayson Zatta  EVP – Chief Lending Officer  30  8  Experienced and Stable Management Team  * as legal counsel to WesBanco** in financial services, including eight in banking  *

 Financial Performance Summary Trend – Annual   *  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance to Legacy Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  *  Note: please see the reconciliations to GAAP results in the appendix; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 Reconciliation: Efficiency Ratio  *  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 Reconciliation: Net Income and EPS (Diluted)  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *   (1) three-month net income figures are annualizedNote: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Assets

 *   (1) three-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Tangible Equity

 Reconciliation: Operating Non-Interest Income  *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012

 *  Note: Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, and Fidelity Bancorp merger closed November 2012  Reconciliation: Legacy Loan Loss Allowance to Total Legacy Loans